UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 7, 2015

(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 581-9993

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as Amendment No. 1 to the Current Report on Form 8-K filed January 7, 2015 (the “Form 8-K”) by Federated National Holding Company (the “Company”), in which the Company reported under Item 7.01 Regulation FD Disclosure.  This Amendment No. 1 is being filed solely to correct a scrivenor’s error.

For the convenience of the reader, the information previously disclosed in the Form 8-K is repeated below.

Item 7.01. Regulation FD Disclosure.

Federated National Holding Company (the “Company”) is providing the following updated information with respect to the Company’s planned joint venture to form Monarch National Insurance Company (“Monarch”).

Monarch’s application with the Florida Office of Insurance Regulation is currently in process. Subject to receipt of regulatory approval, it is currently anticipated that Monarch will start writing premium during the first or second quarter of 2015. It is currently anticipated that Monarch will write approximately $650,000 in premium during the first quarter of Monarch's operations, approximately $1.3 million in premium during its second quarter of operations, approximately $3.25 million in premium during its third quarter of operations, approximately $6.5 million of premium during its fourth quarter of operations, and approximately $13 million in new quarterly premium starting in its second year of operations. This will supplement the Company’s new Florida homeowners’ business with its partner agents, which totaled $42.1 million during the fourth quarter of 2014.

In accordance with General Instruction B.2 to Form 8-K, the information set forth in this Item 7.01 is "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

The information in this Current Report contains statements that may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “forecast,” “guidance,” “indicate,” “intend,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “will,” “would,” “will be,” “will continue” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond the Company’s control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Management cautions that any such forward-looking statements are not guarantees of future performance, and readers cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, the risks and uncertainties discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K, and discussed from time to time in the Company’s reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: January 7, 2015	By:	/s/ Peter J. Prygelski, III
	Name:	Peter J. Prygelski, III
	Title:	Chief Financial Officer (Principal Accounting and Financial Officer)